UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (date of earliest event reported):   DECEMBER 20, 2001


                     PEOPLES BANCORP OF NORTH CAROLINA, INC.
                     ---------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



      NORTH CAROLINA                  000-27205                 56-2132396
(State or Other Jurisdiction    (Commission File No.)         (IRS Employer
    of Incorporation)                                       Identification No.)


           518  WEST  C  STREET
           NEWTON,  NORTH  CAROLINA                              28658
           ------------------------                             --------
     (Address of Principal Executive Offices)                  (Zip Code)




                                 (828) 464-5620
                                ---------------
              (Registrant's Telephone Number, Including Area Code)


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ITEM  5.  OTHER  EVENTS

      On December 20, 2001, Peoples Bancorp of North Carolina, Inc. issued a press release announcing the issuance on December 19, 2001 of $14,000,000 PEBK Capital Trust I floating rate capital securities.

     A copy of the press release is attached hereto as Exhibit (99)(a) and is incorporated by reference herein.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

     (c)        Exhibits

     (4)(a)     Junior  Subordinated  Indenture,  dated  December  19,  2001
     (4)(b)     Amended  and  Restated  Trust Agreement, dated December 19, 2001
     (4)(c)     Guarantee  Agreement,  dated  December  19,  2001

     (99)(a)    Press  Release,  dated  December 20, 2001



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PEOPLES BANCORP OF NORTH CAROLINA, INC.


Date:  December 20, 2001               By: /s/ Tony  W.  Wolfe
                                           ------------------------------
                                           Tony  W.  Wolfe
                                           President and Chief Executive Officer


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     This Form 8-K contains forward-looking statements. These statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that might cause such a difference include, but are not limited to, changes in interest rate environment, management's business strategy, national, regional, and local market conditions and legislative and regulatory conditions.

     Readers should not place undue reliance on forward-looking statements, which reflect management's view only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances. Readers should also carefully review the risk factors described in other documents the Company files from time to time with the Securities and Exchange Commission.


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